UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report: January 22, 2026
(Date of earliest event reported)
KB HOME
(Exact name of registrant as specified in its charter)

Delaware	1-9195	95-3666267
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
10990 Wilshire Boulevard
Los Angeles, California 90024
(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code: (310) 231-4000
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock (par value $1.00 per share)	KBH	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 5.02 Departure of Directors or Certain Officers; Appointment of Certain Officers; Compensatory Agreements of Certain Officers.

(b), (c) and (d) On January 22, 2026, the board of directors of KB Home (“Company”) promoted Robert V. McGibney, currently the Company’s President and Chief Operating Officer, to President and Chief Executive Officer and appointed him as a director, each effective March 1, 2026. As a director, he will not serve on any committees of the board nor receive any additional compensation for his board service. Upon Mr. McGibney’s becoming President and Chief Executive Officer, Jeffrey T. Mezger, currently the Company’s Chairman and Chief Executive Officer, will transition to serve as Executive Chairman of the board. In that new role, Mr. Mezger will be the most senior executive officer of the Company and continue to have a significant management role.

Mr. McGibney, age 51, joined the Company in 2000 in its Las Vegas division and held roles of increasing responsibility, from Division President (2012) to Regional General Manager (2016), Regional President (2018), and Chief Operating Officer and Executive Vice President (2021). In 2024, McGibney was elevated to President, with overall responsibility for the Company’s operations. McGibney earned a Bachelor of Science in Accounting/Finance from Missouri State University.

There are no arrangements between Mr. McGibney and any other persons pursuant to which he was appointed to serve in the above roles, and no family relationships between him and any Company director or executive officer. Additionally, Mr. McGibney has no direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

A copy of the press release announcing Mr. McGibney’s appointment as Chief Executive Officer is filed as Exhibit 99.1 to this report and is incorporated herein.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.
99.1    Press release announcing Robert V. McGibney’s appointment as Chief Executive Officer
104    Cover Page Interactive Data File (embedded within the Inline XBRL document).

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release announcing Robert V. McGibney’s appointment as Chief Executive Officer

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: January 28, 2026

KB Home

By:	/s/ William A. (Tony) Richelieu
William A. (Tony) Richelieu
Vice President, Corporate Secretary and Associate General Counsel

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